TAX-FREE FUND OF COLORADO
                         Supplement to the Prospectuses
                     and Statement of Additional Information
                       Dated April 24, 2004 as Previously
                          Supplemented May 19, 2004 and
                                  July 13, 2004


     Kirkpatrick Pettis Investment Management, Inc., the Fund's Sub-Adviser, has advised the Fund that effective December 31, 2004, it will become part of the operations of the Davidson Companies, a financial services holding company with offices across the greater Northwest and northern Rocky Mountain regions. Davidson Companies is headquartered in Great Falls, Montana, operates three financial firms and is employee-owned. Upon effectiveness of this transaction, the current Sub-Advisory Agreement under which the Sub-Adviser provides portfolio management services will terminate.

     In anticipation of the transaction, the Board of Trustees expects to consider a new Sub-Advisory Agreement reflecting the transaction and providing for continued portfolio management of the Fund by current portfolio management personnel on the same terms as in the current Sub-Advisory Agreement. It is expected that the new agreement will be submitted for approval to shareholders of the Fund during the first quarter of 2005.


                The date of this supplement is November 12, 2004